July 26, 2002

                        THE DREYFUS/LAUREL FUNDS TRUST -
                       DREYFUS PREMIER MANAGED INCOME FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002

         THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ENTITLED "MANAGEMENT ARRANGEMENTS":

         Investment decisions for the Fund are made by a committee of portfolio managers who comprise the Standish Fixed Income Team of Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus. The members are George Noyes, Marc Seidner and Kent Wosepka.